
Table of Contents
Letter to Shareholders ................   1
Performance Results ...................   3
Portfolio of Investments  .............   4
Statement of Assets and Liabilities ...  11
Statement of Operations ...............  12
Statement of Changes in Net Assets ....  13
Financial Highlights  .................  14
Notes to Financial Statements .........  15
Independent Auditors'Report  ..........  19
Dividend Reinvestment Plan  ...........  20


Letter to Shareholders

November 22, 1995

Dear Shareholder:

  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.

  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time -- not timing -- that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell


Economic Overview

  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994 -- a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent. And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.

  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

Performance Summary

  The Trust produced a tax-exempt distribution of 7.24 percent <F3>, based on the closing stock price of $15.75 per common share on October 31, 1995. Because income from the Trust is exempt from federal income tax, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for investors in the 36 percent federal income tax bracket, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 11.31 percent <F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) over many income alternatives.

As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for example, gained 12.5 percent from October 1994 to October 1995. Moreover, we are pleased to report the Trust generated a one-year total return at market price of 21.15 percent <F1>, which includes reinvestment of dividends for the period ended October 31, 1995.

1  (Continued on page two)


Economic Outlook

  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.

  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.

Trust Particpates in Market Gains of '95


                        Market
Date          NAV       Price

31-Oct-94    15.030     14.000
30-Nov-94    14.330     13.750
31-Dec-94    14.850     13.750
31-Jan-95    15.350     15.000
28-Feb-95    15.990     15.625
31-Mar-95    16.080     15.375
30-Apr-95    15.960     15.375
31-May-95    16.490     15.250
3O-Jun-95    16.160     15.375
31-Jul-95    16.180     15.625
31-Aug-95    16.310     15.625
3O-Sep-95    16.320     15.250
31-Oct-95    16.580     15.750

Based on month-end prices


 While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.

  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,

Don G. Powell                            Dennis J.McDonnell
Chairman                                 President
Van Kampen American Capital              Van Kampen American Capital
Investment Advisory Corp.                Investment Advisory Corp.

2

               Performance Results for the Period Ended October 31, 1995 Van Kampen Merritt Trust For Investment Grade Municipals
                             (NYSE Ticker Symbol--VGM)


Total Returns
One-year total return based on market price<F1> .......................................      21.15%
One-year total return based on NAV<F2> ................................................      18.51%
Distribution Rates
Distribution rate as a % of initial offer common stock price<F3> ......................       7.60%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4> ...      11.88%
Distribution rate as a % of closing common stock price<F3>  ...........................       7.24%
Taxable-equivalent distribution rate as a % of closing common stock price<F4> .........      11.31%
Share Valuations
Net asset value .......................................................................  $   16.58
Closing common stock price ............................................................  $   15.750
One-year high common stock price (07/07/95) ...........................................  $   16.000
One-year low common stock price (11/08/94)  ...........................................  $   13.000
Preferred share (Series A) rate<F5>  ..................................................       3.750%
Preferred share (Series B) rate<F5>  ..................................................       3.790%
Preferred share (Series C) rate<F5> ...................................................       3.774%
Preferred share (Series D) rate<F5> ...................................................       3.781%

<F1> Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2> Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3> Distribution rate represents the monthly annualized distributions of the
     Trust at the end of the period and not the earnings of the Trust.

<F4> The taxable-equivalent distribution rate is calculated assuming a 36%
     federal tax bracket.

<F5> See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

     A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

     Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions.
     Trust shares, when sold, may be worth more or less than their original cost.


3


                                    Portfolio of Investments

                                         October 31, 1995
----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------------------
          Municipal Bonds
          Alabama 3.3%
$  8,000  Birmingham, AL North Med Clinic Brd Rev Ser A
          Carraway Methodist Hosp <F3>   ..........................   7.500%  07/01/15  $ 9,201,840
   8,600  Birmingham, AL North Med Clinic Brd Rev Ser B
          Carraway Methodist Hosp  ................................   8.000   07/01/15   10,087,972
   4,000  Courtland, AL Indl Dev Brd Solid Waste Disp Rev
          Champion Intl Corp Proj  ................................   7.750   01/01/20    4,278,520
                                                                                        ------------
                                                                                         23,568,332
                                                                                        ------------

          Arkansas 1.8%
  12,500  Blytheville, AR Solid Waste Recycling & Swr Treatment
          Rev Nucor Corp Proj  ....................................   6.900   12/01/21   13,233,125
                                                                                        ------------

          California 6.3%
   2,000  California Pollutn Ctl Fin Auth Pollutn Ctl Rev Pacific
          Gas & Elec Co Ser B (MBIA Insd)   .......................   5.850   12/01/23    1,974,080
   2,000  California Pollutn Ctl Fin Auth Pollutn Ctl Rev Southern
          CA Edison Co (Embedded Cap) (AMBAC Insd)   ..............   6.000   07/01/27    2,004,780
  25,750  Foothill/Eastern Tran Corridor Agy CA Toll Road Rev
          Sr Lien Ser A   .........................................       *   01/01/23    4,066,955
   7,000  Foothill/Eastern Tran Corridor Agy CA Toll Road Rev
          Sr Lien Ser A   .........................................   6.000   01/01/34    6,634,600
   2,175  Los Angeles Cnty, CA Pub Wks Fin Auth Lease Rev
          Multi Cap Fac Proj IV  ..................................   5.250   12/01/16    2,069,752
   4,000  Los Angeles, CA Convention & Exhibition Cent Auth
          Lease Rev Ser A Rfdg (MBIA Insd)  .......................   5.150   08/15/08    3,951,400
   5,000  Los Angeles, CA Dept Wtr & Pwr Elec Plant Rev
          Crossover Rfdg (MBIA Insd)   ............................   5.375   09/01/23    4,777,500
   2,000  Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd)   .......   6.000   06/01/09    2,096,660
  15,000  San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (Embedded Cap) (AMBAC Insd)  ......................   6.100   09/01/19   15,090,450
   2,000  Southern CA Pub Pwr Auth (FSA Insd)   ...................   6.000   07/01/12    2,041,760
                                                                                        ------------
                                                                                         44,707,937
                                                                                        ------------

          Colorado 4.5%
   1,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B   ..................................   6.950   08/31/20    1,056,060
   7,000  Denver, CO City & Cnty Arpt Rev Ser A   .................   8.500   11/15/23    7,981,330
   5,000  Denver, CO City & Cnty Arpt Rev Ser A   .................   8.750   11/15/23    5,864,850
   7,915  Denver, CO City & Cnty Arpt Rev Ser A   .................   8.000   11/15/25    8,830,845
   3,500  Denver, CO City & Cnty Arpt Rev Ser B (MBIA Insd)   .....   5.750   11/15/17    3,416,665
   1,685  Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg   ...................................   7.000   12/01/00    1,819,648
   3,250  Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg   ...................................   7.500   12/01/11    3,490,403
                                                                                        ------------
                                                                                         32,459,801
                                                                                        ------------

4   See Notes to Finanical Statements



                                    Portfolio of Investments  (Continued)

                                         October 31, 1995
----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                            Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------------------
          District of Columbia 0.2%
$  1,600  District of Columbia Ser E (FSA Insd)   .............   6.000%  06/01/13  $ 1,605,680
                                                                                    ------------
          Florida 0.7%
   1,400  Florida St Dept Corrections Ctfs Partn Okeechobee
          Correctional (AMBAC Insd)  ..........................   6.250   03/01/15    1,480,892
   1,000  Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg  .................   8.000   05/01/22    1,188,980
   2,000  Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj A Rfdg   ...............   7.875   12/15/25    2,257,940
                                                                                    ------------
                                                                                      4,927,812
                                                                                    ------------

          Georgia 1.4%
   3,150  Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co
          Plant Vogtle Proj (MBIA Insd)  ......................   6.350   05/01/19    3,236,846
   5,900  Municipal Elec Auth, GA Spl Oblig 5th Crossover
          Ser Proj One (MBIA Insd)   ..........................   6.500   01/01/17    6,604,165
                                                                                    ------------
                                                                                      9,841,011
                                                                                    ------------

          Hawaii 0.9%
   6,000  Hawaii St Arpt Sys Rev Ser 2 (MBIA Insd)   ..........   6.750   07/01/21    6,353,820
                                                                                    ------------

          Illinois 11.6%
   4,865  Chicago, IL Cap Apprec (AMBAC Insd)  ................       *   07/01/16    1,299,928
   1,600  Chicago, IL Cent Pub Lib Ser A (AMBAC Insd)   .......   6.650   01/01/05    1,772,672
   1,800  Chicago, IL Cent Pub Lib Ser A (AMBAC Insd)   .......   6.700   01/01/06    2,010,762
   1,600  Chicago, IL Cent Pub Lib Ser B (AMBAC Insd)   .......   6.650   01/01/05    1,772,672
  10,000  Chicago, IL Cent Pub Lib Ser B
          (Prerefunded @ 04/01/02) (AMBAC Insd)   .............   6.850   01/01/17   11,438,800
   1,400  Chicago, IL Cent Pub Lib Ser C (AMBAC Insd)   .......   6.650   01/01/05    1,551,088
   1,500  Chicago, IL Cent Pub Lib Ser C (AMBAC Insd)   .......   6.700   01/01/06    1,675,635
   7,000  Chicago, IL O'Hare Intl Arpt Rev Genl Arpt 2nd Lien
          Ser A (MBIA Insd)  ..................................   6.375   01/01/12    7,472,220
  13,645  Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc  ...................................   8.500   05/01/18   14,972,522
   3,735  Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Proj Ser 84A  ......................   8.850   05/01/18    4,224,173
   4,505  East Peoria, IL Ser C Rfdg  .........................   7.000   05/01/17    4,906,756
  10,010  Hoffman Estates, IL Tax Increment Rev Jr Lien
          Sears Roebuck & Co  .................................       *   05/15/05    5,877,772
  10,000  Hoffman Estates, IL Tax Increment Rev Jr Lien
          Sears Roebuck & Co  .................................       *   05/15/06    5,474,100
   2,000  Illinois Hlth Fac Auth Rev Edward Hosp Assn Proj  ...   7.000   02/15/12    2,107,520
   1,900  Illinois Hlth Fac Auth Rev Evangelical Hosps Ser C
          (FSA Insd)   ........................................   6.750   04/15/17    2,034,292



5   See Notes to Finanical Statements



                                    Portfolio of Investments  (Continued)

                                         October 31, 1995
----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                            Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------------------
          Illinois (Continued)
$  2,400  Illinois Hlth Fac Auth Rev Sarah Bush
          Lincoln Hlth Cent   .................................   7.250%  05/15/22  $ 2,490,984
   3,750  Illinois Hlth Fac Auth Rev South Subn Hosp Rfdg   ...   7.000   02/15/18    3,934,275
   3,185  Illinois Hsg Dev Auth Multi Family Hsg Ser C   ......   7.400   07/01/23    3,349,633
   8,845  Metropolitan Pier & Expo Auth IL Dedicated St Tax
          Rev McCormick Pl Expansion Ser A (FGIC Insd)   ......       *   06/15/16    2,613,078
   1,400  Southern IL Univ Rev Hsg & Aux Fac Ser A Rfdg   .....   6.750   04/01/12    1,511,258
                                                                                    ------------
                                                                                     82,490,140
                                                                                    ------------

          Indiana 0.7%
   4,500  Indianapolis, IN Arpt Auth Rev Spl Fac Federal
          Express Corp Proj  ..................................   7.100   01/15/17    4,787,505
                                                                                    ------------

          Iowa 0.4%
   2,375  Iowa Student Ln Liquidity Corp Rev Ser C   ..........   6.950   03/01/06    2,560,701
                                                                                    ------------

          Kentucky 3.1%
  10,000  Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A   ............................   7.500   02/01/20   10,655,600
  11,000  Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A   ............................   7.125   02/01/21   11,460,680
                                                                                    ------------
                                                                                     22,116,280
                                                                                    ------------

          Maine 2.1%
   2,650  Maine Muni Bd Bank Ser A Rfdg (MBIA Insd)   .........   5.800   11/01/20    2,641,334
   5,250  Maine St Hsg Auth Mtg Pur Ser D6  ...................   7.250   11/15/19    5,557,230
   6,755  Maine St Hsg Auth Mtg Pur Ser D6  ...................   7.250   11/15/22    7,106,868
                                                                                    ------------
                                                                                     15,305,432
                                                                                    ------------

          Maryland 0.7%
   5,000  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Rev Single Family Pgm 7th Ser  ......................   7.300   04/01/25    5,314,500
                                                                                    ------------

          Massachusetts 2.4%
  12,685  Massachusetts St Cons Ln Ser D
          (Prerefunded @ 07/01/01)   ..........................   6.875   07/01/10   14,428,046
   2,410  Massachusetts St Hsg Fin Agy Residential Dev
          Ser C (FNMA Collateralized)  ........................   6.875   11/15/11    2,564,119
                                                                                    ------------
                                                                                     16,992,165
                                                                                    ------------


          Michigan 3.8%
   8,015  Detroit, MI Econ Dev Corp Res Recovery Rev
          Ser A (FSA Insd)  ...................................   6.875   05/01/09    8,744,766
   3,500  Grand Rapids, MI Downtown Dev Cap Apprec
          (MBIA Insd)   .......................................       *   06/01/15    1,114,435
   2,765  Grand Rapids, MI Downtown Dev Cap Apprec
          (MBIA Insd)   .......................................       *   06/01/16      830,274



6   See Notes to Finanical Statements



                                    Portfolio of Investments  (Continued)

                                         October 31, 1995
----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                            Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------------------
           Michigan (Continued)
$  12,995  Michigan St Hosp Fin Auth Rev Sisters of Mercy
           Hlth Corp Ser J (Prerefunded @ 02/15/01)   .........   7.000%  02/15/21  $ 14,621,454
    1,400  Portage Lake, MI Wtr & Swr Auth Ser 3
           (Prerefunded @ 10/01/02)   .........................   7.750   10/01/20     1,497,944
                                                                                    ------------
                                                                                      26,808,873
                                                                                    ------------
           Mississippi  0.4%
    3,000  Medical Cent Edl Bldg Corp MS Rev Univ MS
           Med Cent Proj (MBIA Insd)  .........................   5.900   12/01/23     3,025,320
                                                                                    ------------

           Nevada 0.5%
    3,000  Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj C
           Rfdg (AMBAC Insd)   ................................   7.200   10/01/22     3,378,330
                                                                                    ------------

           New Hampshire 3.1%
   16,500  New Hampshire St Indl Dev Auth Rev Pollutn Ctl
           Pub Svcs Co NH Proj A   ............................   7.650   05/01/21    17,558,475
    4,000  New Hampshire St Indl Dev Auth Rev Pollutn Ctl
           Pub Svcs Co NH Proj C   ............................   7.650   05/01/21     4,254,720
                                                                                    ------------
                                                                                      21,813,195
                                                                                    ------------
           New Jersey 7.0%
   11,000  Mercer Cnty, NJ Impt Auth Rev Solid Waste
           Ser A Rfdg (FGIC Insd)   ...........................   6.700   04/01/13    11,580,250
   25,000  New Jersey Econ Dev Auth St Contract Econ
           Recovery (Embedded Cap) <F3>  ......................   5.900   03/15/21    25,578,000
    2,000  New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
           Cent at Passaic (FSA Insd)   .......................   6.000   07/01/06     2,169,660
   10,000  New Jersey St Hsg & Mtg Fin Agy Rev   ..............   6.950   05/01/15    10,489,800
                                                                                    ------------
                                                                                      49,817,710
                                                                                    ------------
           New York 18.2%
   12,155  Metropolitan Tran Auth NY Svcs Contract Commuter
           Fac Ser 5 Rfdg   ...................................   6.500   07/01/16    12,496,555
    5,000  New York City Ser A   ..............................   6.500   08/01/14     5,091,100
    1,740  New York City Ser A (Prerefunded @ 08/15/01)  ......   8.000   08/15/20     2,082,101
    8,500  New York City Ser C  ...............................   7.500   08/01/19     9,325,775
    2,900  New York City Ser C Rfdg   .........................   6.500   08/01/04     3,045,551
    5,250  New York City Tran Auth Tran Fac Livingston Plaza
           Proj Rfdg (FSA Insd)  ..............................   5.400   01/01/18     5,062,313
   13,500  New York St Dorm Auth Rev City Univ Sys Ser C  .....   7.500   07/01/10    15,914,340
    2,000  New York St Dorm Auth Rev Court Fac Lease Ser A  ...   5.375   05/15/16     1,839,100
    5,725  New York St Environmental Fac Corp Spl Oblig
           Riverbank State Park  ..............................   7.375   04/01/22     6,186,836
    5,000  New York St Hsg Fin Agy Svcs Contract Oblig Rev
           Ser A (Prerefunded @ 03/15/01)  ....................   7.375   09/15/21     5,878,900


7   See Notes to Finanical Statements



                                    Portfolio of Investments  (Continued)

                                         October 31, 1995
----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                            Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------------------
           New York (Continued)
$  27,700  New York St Loc Govt Assistance Corp Ser D
           (Prerefunded @ 04/01/02)   ..........................   7.000%  04/01/18  $ 32,021,477
    2,840  New York St Loc Govt Assistance Corp Ser E Rfdg  ....   6.000   04/01/14     2,974,360
    6,450  New York St Med Care Fac Fin Agy Rev Mental Hlth
           Svcs Fac Ser A (AMBAC Insd)  ........................   5.700   08/15/14     6,416,267
    3,000  New York St Med Care Fac Fin Agy Rev NY Hosp
           Mtg Ser A (AMBAC Insd)   ............................   6.750   08/15/14     3,311,610
    5,875  New York St Med Care Fac Fin Agy Rev Saint Peter's
           Hosp Proj Ser A (AMBAC Insd)  .......................   5.375   11/01/20     5,573,554
   11,500  New York St Urban Dev Corp Rev St Fac   .............   7.500   04/01/11    12,590,890
                                                                                     ------------
                                                                                      129,810,729
                                                                                     ------------
           North Carolina 4.6%
    2,500  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
           Ser B Rfdg   ........................................   6.250   01/01/23     2,572,600
   10,000  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
           Ser B Rfdg (Embedded Cap)   .........................   6.000   01/01/14     9,822,700
   15,000  North Carolina Muni Pwr Agy No 1 Catawba Elec
           Rev (Embedded Cap)  .................................   6.000   01/01/12    14,913,150
    5,150  North Carolina Muni Pwr Agy No 1 Catawba Elec
           Rev Rfdg (FSA Insd)   ...............................   6.200   01/01/18     5,314,697
                                                                                     ------------
                                                                                       32,623,147
                                                                                     ------------
           Ohio 0.6%
    1,000  Ohio St Air Quality Dev Auth Rev JMG Funding
           Ltd Partnership Proj Rfdg (AMBAC Insd)  .............   6.375   04/01/29     1,054,660
    3,000  Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev PA
           Pwr Co Proj Rfdg (AMBAC Insd)  ......................   6.150   08/01/23     3,130,380
                                                                                     ------------
                                                                                        4,185,040
                                                                                     ------------
           Oklahoma 3.7%
   17,475  Tulsa, OK Muni Arpt Tran Rev American Airls Inc  ....   7.375   12/01/20    18,411,660
    7,500  Tulsa, OK Muni Arpt Tran Rev American Airls Inc  ....   7.600   12/01/30     8,000,025
                                                                                     ------------
                                                                                       26,411,685
                                                                                     ------------
           Oregon 1.1%
    7,670  Oregon St Hsg & Cmnty Svcs Dept Mtg Rev
           Single Family Mtg Proj Ser B   ......................   6.875   07/01/28     8,054,190
                                                                                     ------------

           Pennsylvania 3.4%
    2,500  Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl Arpt
           Ser B (FSA Insd)  ...................................   6.625   01/01/22     2,621,650
    4,000  Falls Twp, PA Hosp Auth Hosp Rev DE Vly Med
           Rfdg (FHA Gtd)  .....................................   7.000   08/01/22     4,265,920
    7,000  Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl
           Ser E Rfdg (MBIA Insd)  .............................   6.700   12/01/21     7,573,020




8   See Notes to Finanical Statements



                                    Portfolio of Investments  (Continued)

                                         October 31, 1995
----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                            Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------------------
         Pennsylvania (Continued)
$ 1,500  Pennsylvania Hsg Fin Agy Single Family Mtg
         Ser 34B (FHA Gtd)   ..................................   7.000%  04/01/24  $ 1,568,670
  6,000  Philadelphia, PA Gas Wks Rev Ser 14 (FSA Insd)  ......   6.250   07/01/08    6,435,660
  1,000  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Temple Univ Hosp Ser A  ..........................   6.500   11/15/08    1,055,880
  1,000  Philadelphia, PA Wtr & Wastewtr Rev Reg
         Fixed Airs (FGIC Insd)  ..............................   5.650   06/15/12      987,210
                                                                                    ------------
                                                                                     24,508,010
                                                                                    ------------

         Rhode Island 0.2%
  1,500  Rhode Island Depositors Econ Protn Corp Spl
         Oblig Ser A (Prerefunded @ 08/01/02)   ...............   6.950   08/01/22    1,732,065
                                                                                    ------------

         South Carolina 0.4%
  2,700  Charleston Cnty, SC Solid Waste (MBIA Insd)  .........   6.000   01/01/14    2,755,917
                                                                                    ------------

         South Dakota 0.4%
  2,500  South Dakota Dev Auth Homeownership Mtg Ser C ........   7.300   05/01/24    2,638,450
                                                                                    ------------

         Tennessee 1.0%
  6,825  Memphis, TN Hlth Edl & Hsg Fac Brd Mtg Rev
         Edgewater Terr Rfdg (FHA Gtd)   ......................   7.375   01/20/27    7,383,899
                                                                                    ------------

         Texas 1.1%
  5,250  Alliance Arpt Auth Inc TX Spl Fac Rev
         American Airls Inc Proj  .............................   7.500   12/01/29    5,573,033
  2,000  Coastal Bend Hlth Fac Dev Corp TX Incarnate
         Word Hlth Svcs Ser A (FSA Insd)   ....................   6.000   11/15/22    2,017,280
                                                                                    ------------
                                                                                      7,590,313
                                                                                    ------------

         Utah 1.4%
  2,500  Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
         (Embedded Cap)  ......................................   5.500   02/15/27    2,342,600
  1,125  Utah St Hsg Fin Agy Single Family Mtg Mezzanine
         Issue H1 (AMBAC Insd) <F2>  ..........................   6.000   07/01/12    1,125,000
  5,060  Utah St Hsg Fin Agy Single Family Mtg
         Ser A2 (FHA Gtd) .....................................   7.150   07/01/25    5,312,342
  1,235  Utah St Hsg Fin Agy Single Family Mtg Sr
         Ser A1 (FHA Gtd)   ...................................   7.100   07/01/14    1,305,099
                                                                                    ------------
                                                                                     10,085,041
                                                                                    ------------

         Virginia 0.4%
  1,000  Henrico Cnty, VA Indl Dev Auth Pub Fac Lease Rev
         Henrico Cnty Regl Jail Proj  .........................   7.125   08/01/21    1,134,260
  1,500  Virginia St Hsg Dev Auth Multi Family Ser E Rfdg   ...   5.900   11/01/17    1,463,925
                                                                                    ------------
                                                                                      2,598,185
                                                                                    ------------
         Washington 0.8%
  5,000  Washington St Pub Pwr Supply (FGIC Insd)   ...........   6.875   07/01/17    5,417,900
                                                                                    ------------



9   See Notes to Finanical Statements



                                    Portfolio of Investments  (Continued)

                                         October 31, 1995
----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                            Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------------------
          West Virginia  2.7%
$  3,000  Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)  .........................   6.850%  06/01/22  $    3,272,520
  15,000  West Virginia St Hsg Dev Fd Hsg Fin Ser B
          (FHA Gtd)  ......................................   7.200   11/01/20      15,827,700
                                                                                --------------
                                                                                    19,100,220
                                                                                --------------

          Wisconsin  1.5%
   9,855  Wisconsin Hsg & Econ Dev Auth
          Homeownership Rev Ser A   .......................   7.100   03/01/23      10,424,323
                                                                                --------------


          Puerto Rico  0.1%
   1,110  Puerto Rico Comwlth Ser A Rfdg (AMBAC Insd)   ...   6.000   07/01/14       1,124,474
                                                                                --------------

Total Long-Term Investments  96.5%
  (Cost $637,153,132) <F1> ...................................................     687,551,257
Short-Term Investments at Amortized Cost  2.0%  ..............................      14,300,000
Other Assets in Excess of Liabilities  1.5%  .................................      11,003,581
                                                                                --------------
Net Assets  100% .............................................................  $  712,854,838
                                                                                ==============
*Zero coupon bond

<F1>  At October 31, 1995, cost for federal income tax purposes is $637,153,132;
      the aggregate gross unrealized appreciation is $50,860,702 and the aggregate gross unrealized depreciation is $1,076,691, resulting in net unrealized appreciation including futures transactions of $49,784,011.

<F2>  Securities purchased on a when issued or delayed delivery basis.

<F3>  Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.



The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                     Portfolio Composition by Credit Quality

                     AAA .......................   35.4%
                     AA ........................   12.2
                     A .........................   15.5
                     BBB .......................   19.8
                     BB ........................   17.1
                                                  ------
                                                  100.0%
                                                  ======



10   See Notes to Finanical Statements



                                  Statement of Assets and Liabilities

                                         October 31, 1995
----------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $637,153,132) (Note 1) ...................  $  687,551,257
Short-Term Investments (Note 1) .............................................      14,300,000
Cash  .......................................................................         125,239
Interest Receivable .........................................................      13,662,163
Unamortized Organizational Expenses (Note 1)  ...............................           9,817
                                                                               ---------------
Total Assets ................................................................     715,648,476
                                                                               ---------------
Liabilities:
Payables:
  Investments Purchased .....................................................       1,134,375
  Income Distributions - Common and Preferred Shares  .......................         749,881
  Investment Advisory Fee (Note 2) ..........................................         391,959
  Administrative Fee (Note 2)  ..............................................         120,603
  Margin on Futures (Note 4)  ...............................................          56,250
Accrued Expenses ............................................................         340,570
                                                                               ---------------
     Total Liabilities ......................................................       2,793,638
                                                                               ---------------
Net Assets ..................................................................  $  712,854,838
                                                                               ===============

Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 5,300 issued with liquidation preference of $50,000 per share) (Note 5) ................  $  265,000,000
                                                                               ---------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  27,013,149 shares issued and outstanding)  ................................         270,131
Paid in Surplus  ............................................................     399,318,038
Net Unrealized Appreciation on Investments  .................................      49,784,011
Accumulated Undistributed Net Investment Income  ............................       4,841,135
Accumulated Net Realized Loss on Investments ................................      (6,358,477)
                                                                               ---------------
     Net Assets Applicable to Common Shares .................................     447,854,838
                                                                               ---------------
Net Assets ..................................................................  $  712,854,838
                                                                               ===============
Net Asset Value Per Common Share($447,854,838 divided
  by 27,013,149 shares outstanding) .........................................  $        16.58
                                                                               ===============


11 See Notes to Financial Statements


                                         Statement of Operations

                                     For the Year Ended October 31,1995
----------------------------------------------------------------------------------------------------
Investment Income:
Interest .....................................................................................  $    45,429,180
                                                                                                ----------------

Expenses:
Investment Advisory Fee (Note 2)  ............................................................        4,495,999
Administrative Fee (Note 2) ..................................................................        1,383,384
Preferred Share Maintenance (Note 5) .........................................................          739,101
Legal (Note 2)  ..............................................................................           40,150
Trustees Fees and Expenses (Note 2) ..........................................................           31,137
Amortization of Organizational Expenses (Note 1)  ............................................            8,001
Other ........................................................................................          478,246
                                                                                                ----------------
Total Expenses ...............................................................................        7,176,018
                                                                                                ----------------
Net Investment Income ........................................................................  $    38,253,162
                                                                                                ================

Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
Proceeds from Sales ..........................................................................  $   121,070,573
Cost of Securities Sold ......................................................................     (127,024,609)
                                                                                                ----------------
Net Realized Loss on Investments (Including realized loss on closed and expired
option and futures transactions of $3,552 and $6,308,614, respectively)  .....................       (5,954,036)
                                                                                                ----------------
Unrealized Appreciation/Depreciation on Investments:
Beginning of the Period  .....................................................................         (789,237)
End of the Period (Including unrealized depreciation on futures transactions of $614,114)  ...       49,784,011
                                                                                                ----------------
Net Unrealized Appreciation on Investments During the Period .................................       50,573,248
                                                                                                ----------------
Net Realized and Unrealized Gain on Investments ..............................................  $    44,619,212
                                                                                                ================
Net Increase in Net Assets from Operations ...................................................  $    82,872,374
                                                                                                ================


12  See Notes to Financial Statements



                                   Statement of Changes in Net Assets

                               For the Years Ended October 31, 1995 and 1994
-----------------------------------------------------------------------------------------------------

                                                                          Year Ended       Year Ended
                                                                     October 31,1995  October 31,1994
-----------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income .............................................  $   38,253,162   $   38,676,264
Net Realized Loss on Investments ..................................      (5,954,036)        (404,501)
Net Unrealized Appreciation/Depreciation on
Investments During the Period .....................................      50,573,248      (76,344,833)
                                                                     ---------------  ---------------
Change in Net Assets from Operations  .............................      82,872,374      (38,073,070)
                                                                     ---------------  ---------------
Distributions from Net Investment Income:
  Common Shares .....................................................   (30,794,473)     (30,794,679)
  Preferred Shares  .................................................   (10,276,931)      (8,243,153)
                                                                     ---------------  ---------------
                                                                        (41,071,404)     (39,037,832)
                                                                     ---------------  ---------------
Distributions from Net Realized Gain on Investments (Note 1):
  Common Shares .....................................................           -0-       (1,523,542)
  Preferred Shares  .................................................           -0-         (309,705)
                                                                     ---------------  ---------------

                                                                                -0-       (1,833,247)
                                                                     ---------------  ---------------
Total Distributions  ..............................................     (41,071,404)     (40,871,079)
                                                                     ---------------  ---------------
Net Change in Net Assets from Investment Activities ...............      41,800,970      (78,944,149)
Net Assets:
Beginning of the Period  ..........................................     671,053,868      749,998,017
                                                                     ---------------  ---------------
End of the Period (Including undistributed net investment income of
$4,841,135 and $7,659,377, respectively)  .........................  $  712,854,838   $  671,053,868
                                                                     ===============  ===============


13  See Notes to Financial Statements


                                        Financial Highlights

              The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
----------------------------------------------------------------------------------------------------
                                                                                 January 24, 1992
                                                                                    (Commencement
                                                  Year Ended October 31             of Investment
                                          =====================================    Operations) to
                                            1995           1994          1993     October 31,1992
----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period <F1> ........  $  15.032   $      17.954    $  15.557   $       14.792
                                         ----------  ---------------  ----------  ---------------
  Net Investment Income ...............      1.415           1.432        1.454            1.010
  Net Realized and Unrealized
    Gain/Loss on Investments  .........      1.652          (2.842)       2.424             .550
                                         ----------  ---------------  ----------  ---------------
Total from Investment Operations  .....      3.067          (1.410)       3.878            1.560
                                         ----------  ---------------  ----------  ---------------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders .......      1.140           1.140        1.085             .595
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders ..........       .380            .305         .287             .200
  Distributions from Net Realized
    Gain on Investments (Note 1):
    Paid to Common Shareholders .......        -0-            .056         .083              -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders ..........        -0-            .011         .026              -0-
                                         ----------  ---------------  ----------  ---------------
Total Distributions ...................      1.520           1.512        1.481             .795
                                         ----------  ---------------  ----------  ---------------
Net Asset Value, End of the Period  ...  $  16.579   $      15.032    $  17.954   $       15.557
                                         ==========  ===============  ==========  ===============

Market Price Per Share
  at End of the Period ................  $  15.750   $      14.000    $  17.375   $       14.875
Total Investment Return at Market
  Price (Non-Annualized) <F2> .........     21.15%         (13.12%)      25.40%            3.08%
Total Return at Net Asset
  Value (Non-Annualized) <F3> .........     18.51%          (9.99%)      23.53%            7.68%
Net Assets at End of the Period
  (In millions) .......................  $   712.9   $       671.1    $   750.0   $        685.2
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares (Annualized) ..........      1.68%           1.63%        1.59%            1.54%
Ratio of Expenses to Average
  Net Assets (Annualized)  ............      1.04%           1.03%        1.01%            1.01%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (Annualized) <F4> .....      6.55%           6.79%        6.87%            6.71%
Portfolio Turnover ....................     14.66%          20.20%       19.77%           37.07%

<F1> Net asset value at January 24, 1992, is adjusted for common and preferred share offering costs of $.208 per common share.

<F2> Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3> Total return at net asset value (NAV) reflects the change in value of the
     Trust's assets with reinvestment of dividends based upon NAV.

<F4> Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.


14  See Notes to Financial Statements


                           Notes to Financial Statements

                                    October 31,1995
--------------------------------------------------------------------------------


1. Significant Accounting Policies
Van Kampen Merritt Trust for Investment Grade Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on January 24, 1992.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation -- Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions -- Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income -- Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses -- The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending January 23, 1997. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

15

                    Notes to Financial Statements (Continued)

                                October 31, 1995
--------------------------------------------------------------------------------


substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $6,358,477, of which $404,441 and $5,954,036 will expire on October 31, 2002 and 2003, respectively.

F. Distribution of Income and Gains -- The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

  For the year ended October 31, 1995, the Trust recognized expenses of approximately $36,400 representing VKAC's cost of providing accounting and legal services to the Trust.

  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995 was $24,800.

  At October 31, 1995, VKAC owned 6,700 common shares of the Trust.

16

                  Notes to Financial Statements (Continued)

                                October 31,1995
--------------------------------------------------------------------------------


3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995, were $99,566,986 and $127,024,609, respectively.

4. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

  Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Option Contracts--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

  Transactions in options for the year ended October 31, 1995, were as follows:

                                                      Contracts  Premium

Outstanding at October 31, 1994 ....................       -0-   $       -0-
Options Written and Purchased (Net) ................       400      (173,933)
Options Terminated in Closing Transactions (Net) ...      (175)       79,148
Options Expired (Net) ..............................      (175)       65,475
Options Exercised (Net) ............................       (50)       29,310
                                                      ---------  ------------
Outstanding at October 31, 1995  ...................       -0-   $       -0-
                                                      =========  ============

B. Futures Contracts -- A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.


17

                       Notes to Financial Statements (Continued)

                                October 31,1995
--------------------------------------------------------------------------------

   The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

  Transactions in futures contracts for the year ended October 31, 1995, were as follows:

                                                                       Contracts
--------------------------------------------------------------------------------
Outstanding at October 31, 1994 .......................................      600
Futures Opened ........................................................    1,800
Futures Closed ........................................................   (2,200)
                                                                         --------
Outstanding at October 31, 1995  ......................................      200
                                                                         ========

    The futures contracts outstanding at October 31, 1995, and the description
    and   unrealized depreciation are as follows:


                                                                      Unrealized
                                                     Contracts      Depreciation
--------------------------------------------------------------------------------
U.S. Treasury Bond Futures
  Dec. 1995-Sells to Open ........................         200         $ 614,114
                                                           ===         =========


C. Indexed Securities-- These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

  An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. Preferred Shares
The Trust has outstanding 5,300 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 1,500 shares each while Series D contains 800 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. The average rate in effect on October 31, 1995, was 3.773%. During the year ended October 31, 1995, the rates ranged from 2.875% to 4.75%.

  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

18

                               Independent Auditors' Report

The Board of Trustees and Shareholders of
Van Kampen Merritt Trust for Investment Grade Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Trust for Investment Grade Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Trust for Investment Grade Municipals as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                     KPMG Peat Marwick LLP
Chicago, Illinois
December 5, 1995


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Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If,before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of divi-dends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                   One Parkview Plaza, Oakbrook Terrace, IL 60181
                                   Attn: Closed-End Funds


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                Van Kampen Merritt Trust For Investment Grade Municipals


Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer






Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian and Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1995
    All rights reserved.

SM  denotes a service mark of
    Van Kampen American Capital Distributors, Inc.

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